UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

DE	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery
Irvine, CA 92618

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 27, 2025, Masimo Corporation (the “Company” or “we”) identified unauthorized activity on the Company’s on-premise network. Upon detection, we activated our incident response protocols and implemented containment measures, including proactively isolating impacted systems. We promptly commenced an investigation and are actively working to assess, mitigate, and remediate the incident with the assistance of third-party cybersecurity professionals. The Company has also notified and is coordinating with law enforcement.

As a result of the incident, certain of the Company’s manufacturing facilities have been operating at less than normal levels, and the Company’s ability to process, fulfill, and ship customer orders timely has been temporarily impacted. The Company has been working diligently to bring the affected portions of its network back online, restore normal business operations and mitigate the impact of the incident.

The investigation of the incident remains ongoing, and the full scope, nature, and impact of the incident are not yet known. At this time, the Company believes that the incident appears unrelated to and is not affecting the Company’s cloud-based systems.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and include, among other things, statements about the impact of this incident on the Company and the ultimate duration and extent of the disruption. All such statements in this report, other than statements of historical fact, are forward-looking statements. Words such as “expect,” “intend,” “will,” “plan,” “anticipate,” “may,” “believe,” “continue,” and similar expressions are intended to identify forward-looking statements. The Company bases its forward-looking statements on information available to it on the date of this report and undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may otherwise be required by law. Actual results and other events could differ materially from any forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied include the Company’s discovery of additional information related to the incident, legal, reputational, and financial risks resulting from the incident, any potential regulatory inquiries, enforcement actions and/or litigation to which the Company may become subject in connection with the incident, any contract terminations, disputes or loss of business, and other additional costs that may be incurred by the Company in connection with the incident, and the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, filed with the Securities and Exchange Commission on February 25, 2025, and the subsequent reports that the Company files with the Securities and Exchange Commission from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: May 6, 2025	By:	/s/ Micah Young
	Name:	Micah Young
	Title:	Executive Vice President & Chief Financial Officer (Principal Financial Officer)